UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2016

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)
(305) 500-3726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e) At our Annual Meeting of Shareholders held on May 6, 2016, our shareholders approved the Amended and Restated Ryder System, Inc. 2012 Equity and Incentive Compensation Plan (Amended and Restated 2012 Plan). A description of the Amended and Restated 2012 Plan is included on pages 62-72 of our proxy statement for the 2016 Annual Meeting and is incorporated herein by reference. In accordance with Rule 12b-23 under the Securities Exchange Act of 1934, a copy of the description is filed with this report as Exhibit 99.1 hereto. The description of the Amended and Restated 2012 Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2012 Plan, a copy of which is filed with this report as Exhibit 10.4(w) and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting, our shareholders voted as indicated below on the following proposals. All proposals passed and each director nominee was re-elected.

1.	Election of three directors for a one-year term of office expiring at the 2017 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	Robert J. Eck	44,064,188	748,519	146,103	3,582,674
1b.	Tamara L. Lundgren	43,315,637	1,517,416	125,757	3,582,674
1c.	Abbie J. Smith	43,434,488	1,385,228	139,094	3,582,674

2.	Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2016 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
47,835,482	580,496	125,506	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
42,938,447	1,779,577	240,786	3,582,674

4.	Approval of Amended and Restated 2012 Equity and Incentive Compensation Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
42,111,460	2,710,993	136,357	3,582,674

5.	Approval of Amended and Restated Employee Stock Purchase Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
44,570,082	229,630	159,098	3,582,674

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report on Form 8-K:

Exhibit 10.4(w):	Amended and Restated Ryder System, Inc. 2012 Equity and Incentive Compensation Plan

Exhibit 99.1:	Description of the Amended and Restated Ryder System, Inc. 2012 Equity and Incentive Compensation Plan included in the proxy statement for the 2016 Annual Meeting of Shareholders

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2016	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary